UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) January 17, 2003



                               KMART CORPORATION
              (Exact Name of Registrant as Specified in Charter)


     Michigan                       1-327                    38-0729500

 (State or Other                 (Commission               (IRS Employer
   Jurisdiction                  File Number)           Identification No.)
of Incorporation)



3100 West Big Beaver Road, Troy, Michigan                             48084
(Address of Principal Executive Offices)                           (ZIP Code)


 (Registrant's Telephone Number, Including Area Code)         (248) 463-1000



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other Items.
         ----------

On January 19, 2003, Kmart Corporation ("Kmart") issued a press release announcing that it had promoted its President, Julian C. Day, to the additional post of Chief Executive Officer, succeeding James B. Adamson. In the press release, Kmart indicated that Mr. Adamson will continue to serve as a non-executive Chairman of Kmart's Board of Directors through the final stages of Kmart's reorganization and projected emergence from Chapter 11.
In connection therewith, Kmart entered into a Term Sheet with Mr. Day setting forth the amended and restated terms of his employment agreement, and a Separation Agreement with Mr. Adamson. Copies of the press release, the Term Sheet and the Separation Agreement are attached hereto as exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

ITEM 7.  Exhibit.
         -------

(c)      Exhibit No.                Description

             99.1                   Press Release, dated January 19, 2003.

             99.2 Term Sheet -- Amended and Restated Employment Agreement for Julian C. Day, dated January 17, 2003.

             99.3 Separation Agreement between Kmart and James B. Adamson, dated January 17, 2003.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    January 21, 2003                   KMART CORPORATION



                                            By:  /s/ A.A. Koch
                                                 -------------------------------
                                                  A.A. Koch
                                                  Chief Financial Officer





                                 EXHIBIT INDEX

Exhibit No.                Description
---------                  -----------

         99.1              Press Release, dated January 19, 2003.

         99.2 Term Sheet -- Amended and Restated Employment Agreement for Julian C. Day, dated January 17, 2003.

         99.3              Separation Agreement between Kmart and James B.
                           Adamson, dated January 17, 2003.




                                                                    Exhibit 99.1

                                                               KMART CORPORATION
                                                                          (Logo)

Contact:

     Lori McTavish
     Senior Vice President, Communications
     (248) 463-5350


                    KMART PROMOTES PRESIDENT JULIAN C. DAY
                          TO CHIEF EXECUTIVE OFFICER
                 AS COMPANY PREPARES TO EMERGE FROM CHAPTER 11

              James B. Adamson to Serve as Non-Executive Chairman
                    Through Final Stages of Reorganization


TROY, MICHIGAN, January 19, 2003 -- Kmart Corporation (Pink Sheets: KMRTQ) today announced that President Julian C. Day has been named to the additional post of Chief Executive Officer, effective immediately. This appointment by Kmart's Board of Directors comes as the Company begins to implement a reorganized management structure and an emergence management team in anticipation of Kmart's exit from Chapter 11 reorganization on or about April 30, 2003. The Company said that the timing of this planned announcement was designed to afford Day adequate time to select additional key executives for Kmart's emergence team including a chief merchant and general counsel, as well as permanent finance leadership to succeed the interim services provided by principals of AlixPartners since March 2002.

As CEO, Day succeeds James B. Adamson, who will continue to serve as Chairman through the final stages of the Company's reorganization. Adamson will again serve in the role of non-executive Chairman, as he did in early 2002. The Board first appointed him to that position in January 2002 following disclosure of Kmart's financial difficulties and immediately preceding the commencement of the Company's Chapter 11 reorganization cases. Adamson was named CEO in March 2002, when he replaced former CEO Charles C. Conaway and severed the Company's employment arrangements with the remainder of Conaway's principal direct reports, recruited Day as President and COO, and retained principals from AlixPartners as interim chief financial officer and treasurer.

Kmart's Board of Directors issued the following statement: "We will be forever grateful for Jim Adamson's unwavering dedication to Kmart as an institution as well as its employees and other stakeholders. He answered our call during Kmart's darkest days and placed Kmart on the road to financial recovery.

Julian Day's zest for tackling the challenging operational issues that have plagued Kmart for years has resulted in making this Company stronger, leaner and more efficient as it prepares to exit Chapter 11 and has garnered support from the Company's most substantial stakeholders. Julian played an instrumental role in the development of the five-year business plan approved by the Board last week for presentation to the Company's stakeholders during the plan of reorganization process. His clear commitment, as outlined in that plan, to position Kmart to compete aggressively in the discount retail sector underscores our confidence in his ability, desire and passion to decisively lead this Company going forward."

Chairman James B. Adamson said: "My principal focus when I accepted the CEO role two months into the Company's Chapter 11 reorganization was to lead Kmart through a fast-track reorganization in order to position the Company to execute its longer term business plan outside of Chapter 11 as quickly as possible. My first two decisions as CEO were to enhance the credibility of the finance team and to reach out to a qualified outsider to join Kmart as President and Chief Operating Officer. As we head down the home stretch of our Chapter 11 reorganization case and prepare to emerge, I have great confidence in Julian's ability to lead this Company and its associates to their position as a world-class competitor in the retail landscape."

Day, 50, joined Kmart as President and Chief Operating Officer in March 2002. Prior to that, he had joined Sears in March 1999 as Executive Vice President and CFO and was soon promoted to Chief Operating Officer and a member of the Office of the Chief Executive. Before joining Sears, Day served as Executive Vice President and Chief Financial Officer for Safeway, Inc., the second largest food and drug retailer in North America. During his five-year tenure at Safeway, the company experienced a radical transformation of its store operations and achieved a significant increase in shareholder value. He currently serves on the Board of Petco Inc.

Day said, "I am honored that the Board has asked me to serve as Chief Executive as the Company repositions itself for the future. Having the opportunity to address in the most senior leadership role the challenges Kmart currently faces is indeed exciting to me. I feel fortunate to have had the opportunity to work under Jim Adamson's leadership these past months. He has been an excellent and challenging mentor for me, spending a great deal of time making sure I was ready to navigate the rigorous course that lies ahead."

Day continued: "While the Company struggled to address significant challenges this past year, Kmart is positioned to emerge from Chapter 11 in April with a stronger balance sheet and liquidity position. We have regained the confidence of lenders, creditors and critical vendors, securing needed financing during the Chapter 11 reorganization and, most recently, a new $2 billion exit financing commitment. As we approach the first anniversary of our Chapter 11 reorganization, Kmart has achieved a discernible shift in the Company's internal culture and substantially completed a stewardship review of its former management team; repositioned itself as a high/low retailer of exclusive proprietary brands; launched JOE BOXER, Disney Kids and Martha Stewart Everyday Holiday; secured a new brand licensing agreement with Thalia; and restructured the store base and distribution network to protect and strengthen Kmart's competitive position in key markets."

Kmart's reorganization timetable provides for the initial filing of a plan of reorganization and related disclosure statement on or about January 24, 2003, a Bankruptcy Court hearing on adequacy of the disclosure statement on February 25, 2003, solicitation of votes on the plan from creditors during March 2003, a Bankruptcy Court hearing on confirmation of the reorganization plan in mid-April, and emergence from Chapter 11 by April 30, 2003. Commenting on this timetable, Day said: "I strongly believe Kmart needs to continue to drive its early emergence timetable. The bankruptcy process is costly in a variety of ways, including its impact on employee morale, our reputation with customers, our relationships with key business partners and other creditors, and our ability to successfully implement a long-term business plan that maximizes stakeholder value for all of those parties with a continuing economic interest in the Company. We are also committed to continue to work closely throughout this timetable with the statutory committees appointed in our Chapter 11 case and our major stakeholders towards a fully consensual reorganization plan."

Kmart Corporation is a mass merchandising company that serves America through its Kmart and Kmart SuperCenter retail outlets. The Company's common stock is currently quoted on the Pink Sheets Electronic Quotation Service
(www.pinksheets.com) under the symbol KMRTQ.


          Cautionary Statement Regarding Forward-Looking Information

Statements made by Kmart which address activities, events or developments that we expect or anticipate may occur in the future are forward-looking statements. Such forward-looking statements are and will be, as the case may be, subject to many risks and uncertainties, including, but not limited to, Kmart's having filed for bankruptcy and factors relating to Kmart's operations and the business environment in which Kmart operates, which may cause the actual results of Kmart to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include those set forth in Kmart's Annual Report on Form 10-K/A for the fiscal year ended January 30, 2002, Kmart's Quarterly Report on Form 10-Q for the fiscal quarter ended October 30, 2002, or in other filings made, from time to time, by Kmart with the Securities and Exchange Commission (the "Company Filings"). The forward-looking statements speak only as of the date when made and Kmart does not undertake to update such statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.

A plan of reorganization could result in holders of Kmart common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company's Quarterly Report on Form 10-Q, holders of Kmart common stock should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value.

Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Kmart common stock or any claims relating to pre-petition liabilities and/or other Kmart securities.



                                                                    Exhibit 99.2


                                             Term Sheet
                              Amended and Restated Employment Agreement
                                                 For
                                             Julian Day

----------------------------- -------------------------------------------------------------------------------
Effective Date; Term          Effective Date:  January 17, 2003.

                              Term of Employment:  From Effective Date until January 31, 2006.

----------------------------- -------------------------------------------------------------------------------
Titles; Reporting             Titles:  Chief Executive Officer and President.  President title to be given to a suitable hire if found.

                              Reporting:  Reports directly to the Board; all other executive officers report to Day.

----------------------------- -------------------------------------------------------------------------------
Base Salary                   $1 million.

----------------------------- -------------------------------------------------------------------------------
Cash Incentives               Annual Incentive:  For 2003 fiscal year, annual bonus at discretion of post-Emergence Compensation Committee.  For subsequent fiscal years, annual bonus opportunity expressed as a percentage of Base Salary, based on achievement against performance criteria included in business plan approved in connection with plan of reorganization, as follows:

                                  Performance as % of Target             Bonus as % of Salary
                                  --------------------------             --------------------
                                            Below  75%                                  0
                                                   75%                                 50%
                                                  100%                                100%
                                                  200%                                200%
                                                  300% or more                        400%

                                  (straight-line interpolation for incremental performance).  For 2004 fiscal year, target is $400 million EBITDA.

                              In addition, eligible for participation in any other long-term cash-based incentive programs that may be established by the Company for its senior executives.

----------------------------- -------------------------------------------------------------------------------
Equity Incentives             Initial equity grant of 10-year option on 1.5% of fully diluted equity at
                              Emergence.  Option price for 2/3 of grant based on $1 billion valuation;
                              option price for remaining 1/3 of grant based on $2 billion valuation;
                              customary equitable adjustment provisions, including stock splits.  Option to vest ratably over 4 years.  In case of Day's death or termination entitling
                              Day to severance, portion of option that would have vested within next 24 months will immediately vest; vested option remains exercisable for 2 years;
                              and Company has right to repurchase stock at time of exercise at market price.  Accelerated vesting on change in control, to be defined in equity plan.

                              Eligible for participation in any equity-based incentive programs that may be established by the Company for its senior executives.

----------------------------- -------------------------------------------------------------------------------
Emergence Payment             $1 million at Emergence.

----------------------------- -------------------------------------------------------------------------------
Perquisites                   Use of Company aircraft for business purposes and, if necessary for security, personal purposes.

                              No tax gross-ups on this benefit; personal use of aircraft to be reimbursed by Day based on applicable tax rates.

----------------------------- -------------------------------------------------------------------------------
Severance                     Severance payable if Day dies, is terminated by the Company without cause or because of a constructive termination (customary terms) or if agreement not renewed, subject in each case to execution of a mutual release.  Severance to consist of:

                                      Lump sum cash severance equal to 3 times base salary if termination is prior to 2/1/04; otherwise, 2 times base salary;

                                      Prorated annual bonus for the year in which termination occurs, based on actual performance for the entire year;

                                      Balance of any incentives earned but not paid;

                                      Additional vesting of initial option grant (see above, "Equity
                                      Incentives");

                                      Continued participation in welfare benefit plans for 3 years if termination is prior to 2/1/04; otherwise, for 2 years; and

                                      If termination is pre-Emergence, entitled to Emergence Payment at
                                      Emergence.

----------------------------- -------------------------------------------------------------------------------
Restrictive Covenants         Day:  2-year post-termination non-competition and non-solicitation covenants;
                              perpetual confidentiality and cooperation covenants.

                              Day and Company:  perpetual non-disparagement covenant.

----------------------------- -------------------------------------------------------------------------------
Administrative Liability Cap  Cap on claims by Day, in the event the Company does not reorganize as a stand-alone business enterprise, equivalent to the claims that would have been allowed under his existing contract.

----------------------------- -------------------------------------------------------------------------------
Other                         Indemnification; 280G Gross-up; Day pays his own legal fees.

----------------------------- -------------------------------------------------------------------------------

                                                          JD Term Sheet

                                                     KMART CORPORATION


                                                     /s/ Robert Kennedy
                                                     ---------------------------
                                                     By:  Robert Kennedy
                                                     Chairman, Compensation and
                                                     Incentives Committee of the
                                                     Board of Directors

ACCEPTED AND AGREED:                                 JULIAN C. DAY


                                                     Julian C. Day
                                                     ---------------------------


                                                                    Exhibit 99.3

                                                                  EXECUTION COPY

                             SEPARATION AGREEMENT

         SEPARATION AGREEMENT (the "Agreement"), made and entered into as of January 17, 2003 (the "Effective Date"), by and between Kmart Corporation, a Michigan corporation (the "Company"), and James Adamson (the "Chairman").

                             W I T N E S S E T H:

         WHEREAS, the Chairman is currently serving as Chairman and Chief Executive Officer of the Company pursuant to an Employment Agreement, effective as of March 11, 2002, between the Company and the Chairman (the "Prior Agreement");

         WHEREAS, the Company and the Chairman have mutually agreed that the Chairman will resign from his position as Chief Executive Officer as of the Effective Date and will resign from his position as Chairman and a member of the Board of Directors of the Company no later than the date of Emergence;

         WHEREAS, the parties hereto desire to enter into this Agreement in order to reflect the respective rights and obligations of the parties in connection with the foregoing;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Chairman agree as follows:

1.       Definitions.

         Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such term in the Prior Agreement.

2.       Resignation as CEO.

         Effective as of the Effective Date, the Chairman hereby resigns from his position as Chief Executive Officer of the Company and, except as provided herein, shall no longer be entitled to any compensation or benefits in respect of his services as an employee of the Company.

3.       Continuing Services as Chairman.

         (a) From the Effective Date until the date of Emergence, the Chairman shall continue to serve as non-executive Chairman of the Company, subject to the Chairman's right to resign prior to the date of Emergence. The Chairman acknowledges and agrees that from and after the Effective Date, he shall no longer be considered or deemed to be an executive officer or employee of the Company. The Chairman shall resign from his positions as Chairman and a director of the Company no later than the date of Emergence.

         (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Chairman from (i) subject to Sections 10 and 11 of the Prior Agreement, engaging in business activity, including as an employee, (ii) serving on the boards of directors on which he currently serves and/or charitable organizations (subject to the reasonable approval of the Board),
(iii) engaging in charitable activities and community affairs, and (iv) managing his personal investment and affairs, provided that such activities do not materially interfere with his service as a director of the Company.

         (c) For the period from the Effective Date to the earlier of (i) the Chairman's resignation as a director or (ii) the date of Emergence, the Chairman shall be eligible to receive fees and other compensation payable generally to non-employee directors of the Company.

         4. Payments in Connection with Resignation as CEO.

         (a) In connection with the Chairman's resignation from his position as Chief Executive Officer, the Chairman shall be entitled to receive the following payments and benefits:

                  (i) payment of accrued but unpaid Base Salary and reimbursement of business expenses, as set forth in first paragraph of Section 9 of the Prior Agreement;

                  (ii) subject to paragraph (b) below, in accordance with and subject to the provisions of Section 9(a)(ii) of the Prior Agreement, continued medical, dental, hospitalization and life insurance coverage and participation in all other welfare plans and programs of the Company in which he was participating immediately prior to the Effective Date;

                  (iii) subject to paragraph (b) below, promptly, but in no event later than 10 days, following the date of Emergence, a lump sum cash severance payment equal to two times the Chairman's Base Salary as in effect on the Effective Date (i.e., $3 million); and

                  (iv) subject to paragraph (b) below, promptly, but in no event later than 10 days, following the date of Emergence, a lump sum cash payment equal to $600,000, in settlement of all amounts (other than those referenced to in clause (i) above and qualified plan benefits) to which the Chairman is entitled pursuant to the first paragraph of Section 9 of the Prior Agreement and in consideration of the Chairman executing and honoring the release referenced to in
         Section 4(b) below.

         (b) As a condition of the Chairman's entitlement to any of the payments and benefits provided in clauses (ii), (iii) and (iv) of paragraph
(a) above, the Chairman shall execute on the Effective Date and honor a mutual release of claims substantially in the form attached hereto as Exhibit A. In addition, for good and valuable consideration, the sufficiency of which the Company acknowledges, the Company shall execute on the Effective Date and honor such mutual release of claims.

5.       Press Release.

         The Company shall consult with the Chairman with respect to the language to be used in a press release concerning the subject matter of this Agreement.

6.       Legal Fees.

         The Company shall, promptly but in no event later than five business days following the Effective Date, pay to the Chairman's legal counsel all reasonable legal fees and expenses incurred and not previously paid by the Company in connection with such counsel's representation of the Chairman, up to an aggregate maximum of $250,000.

7.       Restrictive Covenants; Indemnification.

         The parties acknowledge and agree that the provisions of Sections 10 and 11 of the Prior Agreement shall continue to apply in accordance with their respective terms. The Company further agrees that, in connection with its plan of reorganization or otherwise, it will treat the Chairman's pre-petition claims for indemnification no less favorably than such claims of other non-employee directors of the Company.

8.       Entire Agreement.

         This Agreement contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation the Prior Agreement (except as otherwise provided herein).

9.       Amendment or Waiver.

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Chairman and an authorized officer or director of the Company. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Chairman or an authorized officer or director of the Company, as the case may be.

10.      Severability.

         In event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.      Governing Law/Jurisdiction.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of Michigan without reference to principles of conflict of laws.

12.      Resolution of Disputes.

         Prior to the Restructuring Date, any disputes arising under or in connection with this Agreement shall be settled in the Bankruptcy Court. Thereafter, any disputes arising under or in connection with this Agreement shall, at the election of the Chairman or the Company, be resolved by binding arbitration, to be held in New York City, New York in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All costs and expenses of any arbitration or court proceeding (including fees and disbursements of counsel) shall be borne by the respective party incurring such costs and expenses, but the Company shall reimburse the Chairman for such reasonable costs and expenses if he prevails to any substantial degree in such arbitration or court proceeding.

13.      Tax Withholding.

         All amounts required to be paid by the Company pursuant to this Agreement shall be subject to reduction in order to comply with applicable Federal, state and local tax withholding requirements.

14.      Notices.

         Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent to by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give such notice of:


                  If to the Company:        Kmart Corporation
                                            100 West Big Beaver Road
                                            Troy, Michigan, 48084-3163
                                            Attention:  General Counsel

                  If to the Chairman:       James Adamson
                                            160 East 72nd Street
                                            New York, New York  10021

                  With copy to:             Brad Eric Scheler, Esq.
                                            c/o Fried, Frank, Harris,
                                                Shriver & Jacobson
                                            One New York Plaza
                                            New York, New York  10004
15.      Headings.

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

16.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                          KMART CORPORATION



                                          By: /s/ Robert Kennedy
                                              ----------------------------------
                                              Robert Kennedy
                                              Chairman, Compensation and
                                              Incentives Committee of the
                                              Board of Drectors


                                          CHAIRMAN



                                          /s/ James Adamson
                                          --------------------------------------
                                          JAMES ADAMSON



                                   MUTUAL COVENANT NOT TO SUE AND
                               FULL AND COMPLETE RELEASE OF LIABILITY

1.   In consideration of the payments set forth in clauses (ii), (iii) and
     (iv) of Section 4 of the Separation Agreement entered into between Kmart Corporation and the Chairman, dated as of January 17, 2003 (the "Agreement") and the mutual covenants contained herein, James Adamson (hereinafter referred to as the "Chairman") hereby releases and forever discharges Kmart Corporation and any related or affiliated companies or divisions or their current or former directors, officers, employees, or agents (hereinafter referred to collectively as the "Company Releasees") from any and all actions, causes of action, suits, controversies, claims and demands whatsoever, for or by reason of any matter, cause or thing whatsoever, which the Chairman, his heirs, executors, administrators and assigns may have had or may not have, whether known or unknown, which has or may have arisen out of any act or omission occurring on or prior to the date of the execution of this Mutual Covenant Not To Sue and Full and Complete Release of Liability ("Mutual Release"), including, but not limited to, all claims arising under or in connection with the Michigan Elliott-Larsen Civil Rights Act, as amended, Michigan Whistle Blowers' Protection Act, as amended, the Michigan Persons With Disabilities Civil Rights Act, as amended, Age Discrimination in Employment Act of 1967, as amended, Americans With Disabilities Act of 1990, as amended, Title VII of the Civil Rights Act of 1964, as amended, Civil Rights Act of 1991, as amended, Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, Older Workers Benefit Protection Act of 1990, as amended, the Worker Adjustment Retraining and Notification Act, the Fair Labor Standards Act, as amended, the Family & Medical Leave Act of 1993, as amended, the common law of the State of Michigan, for tort, breach of express or implied employment contract, wrongful discharge, intentional infliction of emotional distress, and defamation or injuries incurred on the job or incurred as a result of loss of employment. The release described in this Paragraph 1 shall not apply to (i) any actions to enforce rights arising under, or any claim for benefits which may be due the Chairman under the Agreement, or (ii) any claim for benefits which may be due the Chairman under any "employee benefit plan" (as defined in Section 3(3) of ERISA) of Kmart Corporation and its related or affiliated companies or divisions in which he was a participant. The Chairman represents that he has not filed against the Company Releasees any complaints, charges, or lawsuits arising out of his employment, or any other matter arising on or prior to the date of this Mutual Release. The Chairman covenants and agrees that he will not seek recovery against the Company Releasees arising out of any of the matters released in this Paragraph 1.

2. In consideration of the Chairman's release set forth above and the covenants contained herein, Kmart Corporation and its subsidiaries and divisions, whether direct or indirect (for purposes of this Mutual Release, ("Kmart"), hereby release and forever discharge the Chairman and his heirs, executors, administrators and assigns from any and all actions, causes of action, suits, controversies, claims and demands whatsoever, for or by reason of any matter, cause or thing whatsoever, whether known or unknown, which has or may have arisen out of any act or omission occurring on or prior to the date of the execution of this Mutual Release, including, but not limited to, all claims arising under or in connection with the Chairman's services as an employee, director or consultant, the common law of the State of Michigan, for tort, breach of express or implied employment contract and defamation; provided, however, that nothing contained herein shall constitute a waiver or release by Kmart of claims or causes of action (i) arising out of illegal conduct by the Chairman, (ii) arising out of or related to facts or circumstances arising prior to the Filing Date that have been the subject of inquiry in connection with Kmart's stewardship investigation being conducted under the auspices of its Audit Committee or (iii) arising out of a violation of any provision of Section 10 of the Prior Agreement (as defined in the Agreement). Kmart represents that it has not filed against the Chairman any complaints, charges, or lawsuits arising out of any matter arising on or prior to the date of this Mutual Release. Kmart covenants and agrees that it will not seek recovery against the Chairman arising out of any of the matters released in this paragraph.

3. Nothing in this Mutual Release shall limit either party from filing a lawsuit or other action for the sole purpose of enforcing this Mutual Release.

4. The Chairman and Kmart agree that the acts done and evidenced hereby, and the releases granted hereunder, are done and granted to compromise any doubtful and disputed claims and to avoid litigation, and are not an admission of liability on the part of Kmart or the Chairman and that any such liability is expressly denied.

5. The Chairman acknowledges that he has no seniority, recall, reinstatement, or rehire rights with Kmart in any capacity.

6. The Chairman agrees that he will honor the restrictive covenants concerning noncompetition, nonsolicitation, cooperation and nondisclosure set forth in the Prior Agreement.

7. If any provision or paragraph of this Mutual Release is ever determined not enforceable, the remaining provisions and paragraphs shall remain in full force and effect.

8. The Chairman acknowledges that he has been given 21 days within which to consider this Mutual Release and that he has 7 days following his execution to revoke his signature. If the Chairman revokes his consent hereto prior to the expiration of such 7-day period, the Mutual Release shall not be effective, and Kmart shall have no obligations to provide the Chairman with the payments and benefits set forth in clauses (ii),
     (iii) and (iv) of Section 4 of the Agreement.

9. The Chairman and Kmart acknowledge that this Mutual Release will be governed by and construed and enforced in accordance with the internal laws of the State of Michigan. If a dispute arises concerning any provisions of this Mutual Release, it shall be resolved by arbitration in Troy, Michigan in accordance with the rules of the American Arbitration Association.

10. Nothing in this Mutual Release shall impair any indemnification rights the Chairman may have as an officer or director of Kmart Corporation.

11. THE CHAIRMAN ACKNOWLEDGES THAT HE HAS READ THIS MUTUAL RELEASE, THAT HE HAS BEEN PROVIDED 21 DAYS TO CONSIDER THIS MUTUAL RELEASE, THAT HE HAS BEEN ADVISED THAT HE HAS 7 DAYS TO REVOKE HIS SIGNATURE, THAT HE HAS BEEN ADVISED THAT HE SHOULD CONSULT WITH AN ATTORNEY BEFORE HE EXECUTES THIS MUTUAL RELEASE, AND THAT HE UNDERSTANDS ALL OF ITS TERMS AND EXECUTES IT VOLUNTARILY AND WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE AND THE CONSEQUENCES THEREOF.

                                       JAMES ADAMSON


                                       /s/ James Adamson
                                       -----------------------------------------
                                       Date: January 17, 2003
                                            ------------------------------------

                                       KMART CORPORATION


                                       By: /s/ Robert Kennedy
                                          --------------------------------------
                                             Chairman, Compensation and
                                             Incentives Committee of the
                                             Board of Drectors
                                       Date: January 17, 2003
                                            ------------------------------------